Exhibit 99-2


   Vectren Corporation            3 Months                12 Months
   Selected Highlights        Ended December 31       Ended December 31
                              -----------------       ------------------
       (Unaudited)           2000    **   1999        2000    **    1999
--------------------------  -------     --------    --------      -------
Basic and Diluted Earnings
Per Average Share:

Utility Group               $  0.43      $   0.31    $   0.85      $  1.23
Non-regulated Group
   Communications                 -             -        0.07            -
   Energy Services             0.01        (0.01)        0.12         0.08
   Financial Group             0.05          0.04        0.16         0.09
   Other Non-regulated       (0.06)          0.02      (0.02)         0.08
                            -------      --------    --------      -------
                                                                         -
      Total Non-regulated         -          0.05        0.33         0.25
    Total                   $  0.43      $   0.36    $   1.18 *    $  1.48
                            -------      --------    --------      -------
    Total Before Merger
     and Integration Costs  $  0.57      $   0.36    $   1.78      $  1.48

Summary of Impact of Merger and
Integration Costs:
(millions, except  per share data)

   Merger and
    Integration Costs       $   9.8      $      -    $   41.1      $     -
   Depreciation                 4.8             -        11.4            -
   Income Taxes               (5.6)             -      (15.7)            -
                            -------      --------    --------      -------
                                  -
      Total                 $   9.0      $      -    $   36.8      $     -
   EPS Impact of Merger
     and Integration Costs  $  0.14      $      -    $   0.60      $     -
                            -------      --------    --------      -------
    Utility Group           $  0.08      $      -    $   0.52      $     -
    Non-regulated Group     $  0.06      $      -    $   0.08      $     -

EBITDA (millions)
    Utility Group           $  79.9      $   61.1     $ 215.2      $ 234.8
    Non-regulated Group         6.8           5.5        53.9         31.5
                            -------      --------     -------      -------
     Total                  $  86.7      $   66.6     $ 269.1      $ 266.3
                            -------      --------     -------      -------
     Total Before Merger
     and Integration Costs  $  96.5      $   66.6     $ 310.2      $ 266.3

Dividends Paid (per common
share, 12 months)           $  0.98      $   0.94

Annualized Dividend         $  1.02      $   0.95

Dividend Yield (at close)      4.0%           N/A

Dividend Payout Ratio         83.1%         63.5%

Dividend to Book Value         8.6%          8.2%

Return on Average
 Shareholder Equity           10.0%         13.1%

Book Value Per Share        $ 11.91       $ 11.58

Market to Book Value
 (at close)                    215%           N/A

Common Stock Prices
 (VVC - NYSE)

   High (during fourth
    quarter)                $ 26.50           N/A

   Low (during fourth
    quarter)                $ 20.00           N/A

   Close                    $ 25.63           N/A

Price/Earnings
 Ratio (trailing)              21.7           N/A

Percent Internally
 Generated Funds -
 Utility Group                  77%           82%

Ratio of Earnings to
Fixed Charges - SEC Method

    Consolidated                2.8           4.0
    Utility Group               2.8           4.1

*    Diluted earnings per share for the twelve months ended
     December 31, 2000 total $1.17.
     Basic and diluted earnings per share for all other periods presented are equal.

** Selected highlights for the three months and twelve months ended December 31, 2000 include two months of operations resulting from the acquisition of Dayton Power and Light Company's natural gas distribution assets on October 31, 2000.














  VECTREN CORPORATION           3 Months                 12 Months
    SELECTED UTILITY        Ended December 31        Ended December 31
  OPERATING STATISTICS    ----------------------    ---------------------
      (Unaudited)          2000    *     1999        2000    *    1999
                         ---------    ---------    ---------   ---------
WEATHER  AS A PERCENT OF NORMAL:

   Heating Degree Days        115%           83%         96%          87%
   Cooling Degree Days           -             -         93%          94%

GAS MARGIN  (Thousands):

   Operating Revenues      427,267       157,486     818,753      499,573

   Cost of Gas             323,167        91,848     552,540      266,429
                          --------       -------     -------      -------
   Margin                  104,100        65,638     266,213      233,144
                          ========       =======     =======      =======
ELECTRIC MARGIN (Thousands):

   Operating Revenues       87,194        68,609     336,409      307,569

   Cost of Fuel &
    Purchased Power         31,389        18,523     112,093       92,946
                         ---------      --------    --------     --------
   Unconsolidated Margin    55,805        50,086     224,316      214,623

   Consolidating
    Adjustment                 632         1,687       4,529        5,850
                          --------      --------    --------     --------
   Consolidated Margin      56,437        51,773     228,845      220,473
                         =========      ========    ========     ========
GAS SOLD & TRANSPORTED (MDth):

   Residential              32,328        16,627      65,726       51,857

   Commercial               12,092         6,262      25,950       20,690

   Contract                 29,161        20,283      89,562       78,164
                         ---------     ---------   ---------     --------
                            73,581        43,172     181,238      150,711
                         =========     =========   =========     ========
ELECTRICITY SOLD (MWh):

   Residential             315,308       261,649   1,383,163    1,371,580

   Commercial              337,439       311,516   1,336,047    1,304,008

   Industrial              639,130       621,211   2,491,972    2,415,990
                                 -             -           -            -
   Miscellaneous Sales       5,808         5,672      19,232       19,367
                         ---------     ---------   ---------    ---------
     Total Retail        1,297,685     1,200,048   5,230,414    5,110,945

   Municipals and Jasper   159,457       159,039     670,195      659,455

   Other Wholesale         576,423       240,850   1,624,091    1,170,315
                         ---------     ---------   ---------    ---------
                         2,033,565     1,599,937   7,524,700    6,940,715
                         =========     =========   =========    =========

* Gas operating statistics for the three months and twelve months ended December 31, 2000 include two months of operations resulting from the acquisition of Dayton Power and Light Company's natural gas distribution assets on October 31, 2000.




     VECTREN CORPORATION             3 Months             12 Months
       SELECTED UTILITY         Ended December 31     Ended December 31
     OPERATING STATISTICS       ------------------    -------------------
         (Unaudited)             2000    *  1999       2000   *    1999
                                -------    -------   -------     --------
GAS OPERATING REVENUES (Thousands):

   Residential                  253,238    107,107    486,916     327,704

   Commercial                    88,631     35,080    171,386     112,558

   Contract                      43,669     11,807     78,639      46,840

   Miscellaneous Revenue         41,729      3,492     81,812      12,471
                                -------    -------    -------    --------
                                427,267    157,486    818,753     499,573
                                =======    =======    =======    ========
 ELECTRIC OPERATING REVENUES (Thousands):

   Residential                   21,360     18,147     92,815      90,801

   Commercial                    19,843     17,021     73,595      69,906

   Industrial                    22,267     21,184     82,634      79,531

   Miscellaneous Revenue          1,574       (43)      8,682       7,142
                                -------    -------    -------     -------
     Total Retail                65,044     56,309    257,726     247,380

   Municipals and Jasper          5,654      5,787     23,646      23,544

   Other Wholesale               16,496      6,513     55,037      36,645
                                -------    -------    -------     -------
                                 87,194     68,609    336,409     307,569
YEAR END GAS CUSTOMERS: **      =======    =======    =======    ========

   Residential                  861,869    564,620    861,869     564,620

   Commercial                    79,861     56,617     79,861      56,617

   Contract                       4,313      1,242      4,313       1,242
                                -------    -------    -------     -------
                                946,043    622,479    946,043     622,479
                                =======    =======    =======     =======

YEAR END ELECTRIC CUSTOMERS:

   Residential                  114,946    110,064    114,946     110,064

   Commercial                    17,207     16,344     17,207      16,344

   Industrial                       187        197        187         197
                                -------    -------    -------    --------
                                132,340    126,605    132,340     126,605
                                =======    =======    =======    ========

* Gas operating statistics for the three months and twelve months ended December 31, 2000 include two months of operations resulting from the acquisition of Dayton Power and Light Company's natural gas distribution assets on October 31, 2000.

** Year end gas customers include 311,052 actual customers for Vectren Energy Delivery of Ohio at December 31, 2000











                           VECTREN CORPORATION
                        AND SUBSIDIARY COMPANIES

                    CONSOLIDATED STATEMENTS OF INCOME
                  (Thousands, except for share amounts)
                               (Unaudited)


                             Three Months             Twelve Months
                           Ended December 31        Ended December 31
                          -------------------     ----------------------
                           2000        1999         2000          1999
                          --------    --------   ----------    ----------
OPERATING REVENUE:
  Gas utility             $427,267    $157,486   $  818,753    $  499,573
  Electric utility          87,194      68,609      336,409       307,569
  Energy services and
   other                   193,454      83,087      493,528       261,275
                          --------    --------    ---------     ---------
    Total operating
     revenues              707,915     309,182    1,648,690     1,068,417

OPERATING EXPENSES:
  Cost of gas sold         323,167      91,848      552,540       266,429
  Fuel for electric
   generation               19,448      14,776       71,170        66,305
  Purchased electric
   energy                   11,309       2,060       36,394        20,791
  Cost of energy                 1
   services and other       87,402      78,989      473,258       247,590
  Other operating           56,971      50,535      199,591       189,622
  Merger and integration
   cost                      9,839           -       41,145             -
  Depreciation and
   amortization             30,653      22,182      105,661        86,998
  Taxes other than
   income taxes             15,840       8,490       38,010        29,910
                          --------    --------    ---------     ---------
    Total operating
     expenses              654,629     268,880    1,517,769       907,645
                          --------    --------    ---------     ---------
OPERATING INCOME            53,286      40,302      130,921       160,772

OTHER INCOME
  Equity in earnings of
   unconsolidated
   investments                 604       2,166       17,554        11,642
   Other - net               2,454       2,245       16,951         8,902
                          --------    --------    ---------     ---------
    Total other income       3,058       4,411       34,505        20,544

INTEREST EXPENSE            19,193      12,279       57,133        42,862
                          --------    --------   ----------    ----------
INCOME BEFORE PREFERRED
 DIVIDENDS AND INCOME
 TAXES                      37,151      32,434      108,293       138,454

PREFERRED DIVIDEND REQUIREMENT
    OF SUBSIDIARY              241         269        1,017         1,078
                          --------    --------    ---------    ----------
INCOME BEFORE INCOME
TAXES                       36,910      32,165      107,276       137,376

INCOME TAXES                10,705       9,871       34,232        45,708
                          --------    --------    ---------     ---------
NET INCOME BEFORE
 MINORITY INTEREST          26,205      22,294       73,044        91,668

MINORITY INTEREST IN
 SUBSIDIARY                     21          59        1,004           920
                          --------    --------   ----------    ----------
NET INCOME                $ 26,184    $ 22,235   $   72,040    $   90,748
                          ========    ========   ==========    ==========
AVERAGE COMMON SHARES
 OUTSTANDING                61,416      61,304       61,297        61,306
DILUTED COMMON SHARES
 OUTSTANDING                61,586      61,387       61,380        61,430

BASIC EARNINGS PER AVERAGE
 SHARE OF COMMON STOCK    $   0.43      $ 0.36      $  1.18      $   1.48

DILUTED EARNINGS PER AVERAGE
 SHARE OF COMMON STOCK    $   0.43      $ 0.36      $  1.17      $   1.48



                         VECTREN CORPORATION
                      AND SUBSIDIARY COMPANIES
                     CONSOLIDATED BALANCE SHEETS

                       (Thousands - Unaudited)

                                                  December 31
                                            -----------------------
ASSETS                                       2000            1999
                                           ----------     -----------
Current Assets:
  Cash and cash equivalents                $   15,170      $   17,351
  Temporary investments                             -             903
  Accounts receivable, less reserves
   of $5,716 and $3,949                       295,351         123,612
  Accrued unbilled revenues                   143,365          55,370
  Inventories                                  95,245          58,863
  Prepaid gas delivery service                 34,849          20,937
  Recoverable fuel costs                       96,084           5,585
  Prepayments and other current assets         20,998          23,091
                                            ---------       ---------
    Total current assets                      701,062         305,712
                                            ---------       ---------
Utility Plant:
  Original cost                             2,788,794       2,367,831
  Less accumulated depreciation and
   amortization                             1,233,033       1,031,498
                                            ---------       ---------
    Net utility plant                       1,555,761       1,336,333
                                            ---------       ---------
Other Investments:
  Investments in leveraged leases              93,145          85,737
  Investments in partnerships and other
   corporations                               108,645          74,644
  Notes receivable                             64,276          32,271
  Other                                         1,057             996
                                            ---------      ----------
    Total other investments                   267,123         193,648
                                            ---------      ----------
Nonutility property, net of accumulated
 depreciation                                 103,477          64,474

Other Assets:
  Deferred charges                             31,094          31,672
  Goodwill                                    197,977               -
  Regulatory assets                            52,246          47,593
  Other                                           447           1,035
                                           ----------      ----------
    Total other assets                        281,764          80,300
                                           ----------      ----------
TOTAL ASSETS                               $2,909,187      $1,980,467
                                           ==========     ===========



                           VECTREN CORPORATION
                        AND SUBSIDIARY COMPANIES

                       CONSOLIDATED BALANCE SHEETS

                         (Thousands - Unaudited)

                                                     December 31
                                                ----------------------
LIABILITIES AND SHAREHOLDERS' EQUITY             2000            1999
                                              -----------     -----------
Current Liabilities:
  Current maturities of adjustable rate
   bonds subject to tender                    $    53,700     $    53,700
  Current maturities of long-term debt
   and other obligations                              249             776
  Short-term borrowings                           759,908         207,638
  Accounts payable                                304,021          95,827
  Refunds to customers and customer deposits       22,922          27,396
  Accrued taxes                                       556          26,602
  Accrued interest                                 10,272          12,097
  Other current liabilities                        70,750          49,467
                                                ---------      ----------
    Total current liabilities                   1,222,378         473,503
                                               ----------      ----------
Deferred Credits and Other Liabilities:
  Deferred income taxes                           229,911         215,520
  Accrued postretirement benefits other
   than pensions                                   45,883          40,942
  Unamortized investment tax credit                23,165          25,524
  Other                                             5,826           8,297
    Total deferred credits and other
     liabilities                                  304,785         290,283
                                               ----------      ----------
Minority interest in subsidiary                     1,421             916

Capitalization:
  Long-term debt and other obligations,
   net of current maturities                      631,954         486,726
  Preferred stock of subsidiary:
    Redeemable                                      8,076           8,192
    Nonredeemable                                   8,889          11,090
      Total preferred stock                        16,965          19,282
                                               ----------      ----------
Common stock (no par value) - issued
   and outstanding 61,419,
   and 61,305 shares, respectively                217,720         215,917
  Retained earnings                               506,462         493,918
  Accumulated other comprehensive income            7,502            (78)
                                                ---------      ----------
    Total common shareholders' equity             731,684         709,757
                                                ---------      ----------
      Total capitalization                      1,380,603       1,215,765

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY    $ 2,909,187     $ 1,980,467
                                              ===========     ===========


                           VECTREN CORPORATION
                        AND SUBSIDIARY COMPANIES

                  CONSOLIDATED STATEMENTS OF CASH FLOWS
                         (Thousands - Unaudited)

                                                     Twelve Months
                                                   Ended December 31
                                               -------------------------
                                                   2000           1999
                                                 ---------      ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                  $    72,040    $    90,748
   Adjustments to reconcile net income to
    cash provided from operating activities -
      Depreciation and amortization                105,661         86,998
      Preferred dividend requirement
        of subsidiary                                1,017          1,078
       Deferred income taxes and investment
         tax credits                                12,032          8,548
       (Gain) loss on sale or retirement of
         assets or investments                     (8,961)              -
       Undistributed earnings of
         unconsolidated investments               (10,554)       (11,642)
                                                 ---------      ---------
                                                    99,195         84,982
       Changes in assets and liabilities -
         Receivables - net                       (246,771)       (19,978)
         Inventories                                17,817          7,823
         Accounts payable, refunds to
           customers, customer deposits,
           and other current liabilities           217,122          1,514
         Recoverable fuel costs                   (82,343)            346
         Accrued taxes and interest               (27,871)         13,585
         Prepayments and other current assets        7,553        (7,805)
         Prepaid gas delivery service             (13,912)       (20,937)
         Accrued post-retirement benefits
           and other than pensions                   4,941          3,455
         Regulatory Assets                         (4,653)          1,718
         Other - net                               (2,411)        (6,226)
                                                 ---------      ---------
           Total adjustments                      (31,333)         58,477
                                                 ---------      ---------
             Net cash flows from operating
               activities                           40,707        149,225
                                                 ---------      ---------
CASH FLOWS FROM (REQUIRED FOR) FINANCING
 ACTIVITIES:
    Retirement of common stock                       3,978        (1,349)
    Retirement of preferred stock                  (2,317)          (116)
    Proceeds from long-term debt                   178,000        110,000
    Retirement of long-term debt and
      other obligations                           (33,299)       (67,067)
    Net change in short-term borrowings            552,270         81,655
    Dividends on common stock                     (59,977)       (57,365)
    Other                                                -        (3,614)
                                                 ---------      ---------
        Net cash flows from (required for)
          financing activities                     638,655         62,144
                                                 ---------      ---------
CASH FLOWS (REQUIRED FOR) INVESTING
 ACTIVITIES:
    Capital expenditures                         (164,266)      (132,159)
    Investment in leveraged leases                   (850)       (49,734)
    Investments in partnerships and other
      corporations                                (29,446)       (10,711)
    Change in notes receivable                    (32,005)       (11,899)
    Cash distributions from unconsolidated
      investments                                    7,033          4,550
    Acquisition of DPL gas distribution
      assets                                     (463,301)              -
    Other                                            1,292        (1,456)
                                                 ---------       --------
        Net cash flows (required for)
          investing activities                   (681,543)      (201,409)
                                                 ---------      ---------
NET INCREASE (DECREASE) IN CASH EQUIVALENTS        (2,181)          9,960

CASH AND CASH EQUIVALENTS AT BEGINNING OF
  PERIOD                                            17,351          7,391
                                                 ---------      ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD     $    15,170    $    17,351
                                                 =========      =========